UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

FingerMotion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-196503	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2105, 21/F, Office Tower, Langham Place 8 Argyle Street, Mongkok, Hong Kong
(Address of Principal Executive Offices)

+13233150322

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 6, 2018, the Board of Directors of FingerMotion, Inc. (the “Company”) appointed Michael Chan to serve as a Director of the Company.

Mr. Michael Chan served as Managing Director, Head of Asia Pacific for Asset Servicing since 2013. He was responsible for managing The Bank of New York Mellon Corporation largest business line in the region. Mr. Chan joined the bank in Singapore, 2007 as regional Chief Operating Officer and progressed to Head of Sales & Relationship Management in 2010. He chaired the Asset Servicing Business Acceptance Committee and was member of the KYC/AML regional committee. Mr. Chan was a member of BNY Mellon’s Global Corporate Operating Committee, Asia Pacific Executive Committee and the Corporate Sovereign Institutions Council. He represented the firm on the Board of Directors of ASIFMA and BNY Mellon's Eagle Investment Systems' Asia Singapore entity. Mr. Chan has also served on the OMGEO APAC Advisory Board, member of various industry and banking associations in Hong Kong and Korea.

Mr. Chan is currently the president of Canadian Alumni Singapore, a non-for-profit society. He also serves on the National University of Singapore Society (NUSS) finance sub-committee and a member of the Singapore Institute of Directors (SID).

Prior to BNY Mellon, Mr. Chan was with State Street Bank & Trust Co., Canada since 1994. He was relocated to Hong Kong in 2000 for the bank’s launch of ETF products in Asia Pacific. Until 2007, he held senior positions including head of operations (Asia), regional deal team for a key European acquisition, general manager for the South Korea bank branch and head of global relationship management in the region. His career includes Ernst & Young (E&Y), Canada.

Mr. Chan is a member of CPA, CMA, Canada. He holds an EMBA from the Ivey School of Business, University of Western Ontario and a B. Com from McGill University, Canada.

Mr. Chan is not related to any of the Company’s executive officers or directors, nor has he been a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FingerMotion, Inc.

Date: April 6, 2018	By:	/s/ Wong H’Sien Loong
Name: Wong H’Sien Loong
Title: Chief Executive Officer